Exhibit 10.8

Hong Leong Finance Limited

Registration No. 196100003D

Head Office: 16 Raffles Quay #01-05 Hong Leong Building Singapore 048581

Telephone 6415 9433 Facsimile 6224 6773

Our Ref: BizCap (WCL)/HYS/AK/MY/dw/yf

29 May 2024

Gravity Supply Chain Holdings Pte. Ltd.

30 Cecil Street

#19-08 Prudential Tower

Singapore 049712

Dear Sir,

BIZCAP WORKING CAPITAL LOAN OF UP TO S$2OO,OOO.OO

We are pleased to offer you a BizCap Working Capital Loan of up to S$200,000.00 (the “Facility”) based on the following terms and conditions:-

1.	GUARANTEE

The Facility shall be guaranteed by Hemant Kumar Bhatt (NRIC No. S2553719Z).

2.	PURPOSE

The Facility is granted to meet your working capital requirements.

3.	LOAN AMOUNT

S$200,000.00

4.	TERM

48 months from date of disbursement or on our demand, whichever is earlier.

5.	INSTALMENT REPAYMENT

You shall repay the Facility by Forty-eight (48) monthly instalments through GIRO deductions. We will advise you on the repayment dates and the amount of the monthly instalments after the Facility is drawn.

6.	INTEREST RATE

6.88% per annum monthly rests.

Our Ref: BizCap (WCL)/HYS/AK/MY/dw/yf

29 May 2024

Gravity Supply Chain Holdings Pte. Ltd.

7.	DEFAULT RATE

If you breach any term of the Facility or fail to pay any moneys due, interest will be charged from the date of default until the breach ceases or actual payment (after as well as before judgment) at the rate of 5%per annum above the average of the Prime Lending Rates of the DBS Bank Ltd, the OCBC Bank and the United Overseas Bank on the last day of the preceding month or such other rate as we may decide from time to time.

Interest on overdue payment will be charged at the Default Rate on a daily basis and based on a 365-day year.

8.	COMMITMENT FEE

A non-refundable sum of S$2,000.00 shall be payable to us upon acceptance of this offer.

9.	CANCELLATION FEE

2% of Facility’s limit, cancelled or aborted after acceptance of this letter.

10.	PREPAYMENT FEE

A fee of 2% will be charged on the full prepayment amount.

11.	AVAILABILITY

a.	The Facility is offered at our sole and absolute discretion and is subject to periodic review.

b.	Notwithstanding any condition in this Facility Letter, the Facility granted is subject to our overriding right to demand for the repayment of all moneys owing at any time.

12.	DRAWDOWN

a.	You shall give us not less than 2 Business days prior notice of drawing in writing.

b.	The Facility shall be drawndown in ONE(l) drawing within two(2) months from this offer date.

13.	SPECIAL CONDITION

You are required to open a Business Current Account with us.

2

Our Ref: BizCap (WCL)/HYS/AK/MY/dw/yf

29 May 2024

Gravity Supply Chain Holdings Pte. Ltd.

14.	COVENANTS

So long as any moneys remains undrawn (where relevant) or is outstanding under the Facility, you shall :-

a.	from time to time at our request promptly deliver to us such information about your business, assets and financial condition as we may require.

b.	furnish us as soon as possible and in any event not later than 120 days after the close of each financial year an originally signed or certified true copy of your Audited and/or Management balance sheet together with the profit and loss statements.

c.	not without our prior written consent, create or have outstanding any security or any encumbrance whatsoever on or over the whole or any part of your present or future properties, undertakings, assets or revenue of any kind whatsoever, to secure any indebtedness, obligation or liability.

d.	not without our prior written consent, obtain any credit facilities from any other financial institutions.

e.	ensure that your payment obligations under the Facility shall at all times rank at least pari passu with all your other present and future unsecured indebtedness.

f.	not without our prior written consent:-

(1)	undertake or permit any reorganization, amalgamation, reconstruction, takeover, or any other schemes of compromise or arrangement.
(2)	amend or alter any of the provisions in your Memorandum and Articles of Association.
(3)	permit any change to your shareholding or any change in the composition of your board of directors.

g.	pay all legal fees and expenses incurred by us in connection with the preparation, execution, stamping, filing and registration of any document including searches regardless of whether the Facility is aborted for any reason whatsoever.

h.	pay all legal fees on a full indemnity basis and other costs and disbursements incurred by us in connection with demanding and enforcing payment of moneys due under the Facility.

i.	pay any Goods and Services Tax (GST) chargeable (if applicable) on the supply of services provided in connection with or incidental to the Facility, including any GST payable by us on administration fees, inspection fees, processing fees, documentation fees, insurance premiums and other fees or charges.

3

Our Ref: BizCap (WCL)/HYS/AK/MY/dw/yf

29 May 2024

Gravity Supply Chain Holdings Pte. Ltd.

15.	OTHER TERMS & CONDITIONS

a.	You represent and warrant to us that all representations and statements contained in any document furnished to us in connection with the Facility are correct, accurate and complete.

b.	All payments by you shall be made not later than 11am on a business day. Any payment received after the stipulated time shall be treated as payment made on the next business day. All foreign cheques will be credited to your account only after we received payment under the cheque. For the purpose of the Facility, “business day” means any day between Monday and Friday on which we are opened for business.

c.	We may at any time and without notice to you combine or consolidate all or any of your accounts with us and set off or transfer any sum or sums standing to the credit of any one or more of your accounts in or towards satisfaction of any of your liabilities to us on any other account or in any other respect whether such liabilities be actual or contingent, primary or collateral and several or joint.

d.	For all purposes including any legal proceedings a statement or certificate by any of our officers as to the moneys and liabilities for the time being due owing or incurred to us, or a copy of any of your account in our books signed by any of our officers shall be binding and conclusive evidence in all courts of law of the amount due owing or incurred, or the state of the account.

e.	In addition to any right of disclosure which we may have, you expressly and irrevocably permit and authorize us to reveal and disclose such particulars or information concerning you or any account which you may have with us (whether alone or jointly with any person) in such manner and under such circumstances as we deem necessary and expedient in our sole discretion without prior reference to you, to any person at any time from time to time, including but not limited to any guarantor or surety, any potential assignee or transferee of the Facility, or any association or body of which we are a member of subscriber or to any of their members or subscribers or agents, or any of our related corporations.

f.	We may at any time assign all or any part of our rights and benefits under the Facility without your consent or any reference to you and upon such assignment, all our rights, powers and benefits under the Facility shall inure to the benefit of the assignee.

g.	The Facility shall only be activated upon satisfactory completion of all documentation including the Tax Declaration Forms to be completed by you and your guarantor.

4

Our Ref: BizCap (WCL)/HYS/AK/MY/dw/yf

29 May 2024

Gravity Supply Chain Holdings Pte. Ltd.

This offer will lapse on 13 June 2024 unless an extension is required and agreed to by us in writing. Kindly confirm your acceptance of the above terms and conditions by signing and returning to us as soon as possible the duplicate copy of this letter together with :-

1)	payment of S$2,000.00 being a non-refundable Commitment Fee;
2)	certified true copy of your board’s resolution;
3)	certified true copy of your Memorandum and Articles of Association; and
4)	duly completed Tax Declaration Forms.

Yours faithfully

HONG LEONG FINANCE LIMITED

James Ng	Hing Yong Sim
Vice President	Relationship Manager
Head, SME Centre @ Branches	SME Centre @ Bukit Timah

I, HEMANT KUMAR BHATT, for and on behalf of GRAVITY SUPPLY CHAIN HOLDINGS PTE. LTD., hereby accept the above terms and conditions.

Company’s Stamp & Sign
Date : 18/06/24

Witness’ Signature	:
(OIC or lawyer only)
Witness’ full name	:

NRIC No,/Designation	:
(the latter for lawyer)

5

Our Ref: BizCap (WCL)/HYS/AK/MY/dw/yf

29 May 2024

Gravity Supply Chain Holdings Pte. Ltd.

I, HEMANT KUMAR BHATT, agree to the above terms and conditions.

Name	:	Hemant Kumar Bhatt
NRIC No.	:	S2553719Z
Date	:	18/06/24

Witness’ Signature	:
(OIC or lawyer only)
Witness’ full name	:

NRIC No,/Designation	:
(the latter for lawyer)

6